UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solicitation Script

Goldman Sachs Middle Market Lending Corp. II

Meeting Date: November 9, 2022

Toll Free Number: 833-501-4843

Inbound Greeting:

Thank you for calling Broadridge Proxy Services for Goldman Sachs Middle Market Lending Corp II. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Middle Market Lending Corp II. Would you please confirm you have received the proxy materials for the annual meeting of stockholders scheduled for November 9, 2022?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Middle Market Lending Corp II. to confirm you have received the proxy materials for the annual meeting of stockholders scheduled in just a few days on November 9, 2022. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                 , my name is <Agent Name> and I am a proxy voting specialist calling regarding your investment in Goldman Sachs Middle Market Lending Corp II. Goldman Sachs Middle Market Lending Corp II. annual meeting of stockholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Goldman Sachs Middle Market Lending Corp II. board has recommended a vote IN FAVOR of the proposals. By voting, you would be removed from further communications and help Goldman Sachs Middle Market Lending Corp II. in reducing its ongoing solicitation costs. Would you like to vote along with the Board’s recommendation?

Thank you, I am recording your <for, against, abstain> vote for all of your accounts. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days to your address on file. If you have any questions, please contact us at this toll-free number 833-501-4843.

Your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you.

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote.

If Not Interested:

I am sorry for the inconvenience. Your vote is very important, and you can always vote via the other methods outlined in the proxy materials, which would remove you from further communications and help Goldman Sachs Middle Market Lending Corp II in reducing its ongoing solicitation costs. Thank you again, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposals.

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal.

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ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and calling regarding Goldman Sachs Middle Market Lending Corp II.’s annual meeting. You should have received proxy material electronically or in the mail concerning the annual meeting of stockholders to be held on November 9, 2022.

Your vote is very important. Please complete and mail your proxy card in the postage-paid envelope provided. To vote over the Internet, please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4843 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Goldman Sachs Middle Market Lending Corp II. You should have received proxy material electronically or in the mail concerning the annual meeting of stockholders to be held on November 9, 2022.

Your vote is very important. Please complete and mail your proxy card in the postage-paid envelope provided. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-501-4843 and a proxy voting annualist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

INBOUND—CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND—CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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Re: Vote Now! GOLDMAN SACHS MIDDLE MARKET LENDING CORP II Annual Meeting

Goldman Sachs

Asset Management

Your Vote Counts!
GOLDMAN SACHS MIDDLE MARKET LENDING CORP II
2022 Annual Meeting
November 9, 2022
Vote Now!

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As an investor in this security, you have the right to vote on important issues. Make your voice heard now!	Ways to Vote

Vote Common Shares by: November 8, 2022

Control Number:
0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

Important Materials: Notice of Meeting and Proxy Statement 10-K Report

For holders as of September 12, 2022

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